SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 17, 2005


                              STATION CASINOS, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)


         Nevada                    000-21640                     88-0136443
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(State or other jurisdiction      (Commission                 (I.R.S. Employer
     of incorporation)            File Number)               Identification No.)

2411 West Sahara Avenue, Las Vegas, Nevada                          89102
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code: (702) 367-2411
                                                    ----------------------------


                                       N/A
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          (Former name or former address, if changed since last report)

ITEM 8.01       OTHER EVENT

     On November 17, 2005, Station Casinos, Inc. issued a press release announcing that Harrah's patents ruled invalid; federal appeals court affirms decision in favor of Station Casinos. A copy of the press release is attached to this Current Report as Exhibit 99.1.

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Station Casinos, Inc.



Date: November 17, 2005             By:  /s/ Glenn C. Christenson
                                         -----------------------------------
                                         Glenn C. Christenson
                                         Executive Vice President, Chief
                                         Financial Officer, Chief Administrative
                                         Officer and Treasurer